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                                                                   Exhibit 10(a)


                      LIST OF CONSENTS PURSUANT TO RULE 483(C)

       Consent of Ernst & Young LLP, independent auditors, appears as Exhibit 10(b) hereto.


       Consent of Sutherland, Asbill & Brennan LLP appears as Exhibit 10(c) hereto.